UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 19, 2005

OPTELECOM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-8828	52-1010850
(Commission File Number)	(IRS Employer Identification No.)

12920 Cloverleaf Center Drive,

Germantown, Maryland 20874

(Address of Principal Executive Offices)  (Zip Code)

(301) 444-2200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws

On April 18, 2005 Optelecom, Inc. (the Company) issued a press release announcing that it had changed its name to Optelecom-NKF, Inc.  This name change became effective upon the filing of a Certificate of Amendment of the Company’s Articles of Incorporation with the Delaware Secretary of State on April 13, 2005.  Shares of Optelecom-NKF, Inc. will continue to trade under the ticker symbol “OPTC.”

A copy of the press release relating to the foregoing is set forth as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01               Exhibits

(c)           Exhibits

3.1           Certificate of Amendment of the Articles of Incorporation

99.1         Company’s Press Release, dated April 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 19, 2005

OPTELECOM, INC.

By:	/s/ James Armstrong
James Armstrong
Chief Financial Officer